UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 14, 2008 (October 13, 2008)

Williams Controls, Inc.
(Exact name of Company as specified in its charter)

Oregon	0-18083	84-1099587
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

14100 S.W. 72nd Avenue
Portland, OR 97224
(Address of principal executive offices)

(503) 684-8600
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 13, 2008, Williams Controls, Inc., issued a press release announcing the authorization, by the company’s board of directors, of a stock repurchase program and provided guidance for the fourth quarter of fiscal 2008.

A copy of the Company’s press release concerning the foregoing, dated October 13, 2008, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits Press Release of Williams Controls, Inc. dated October 13, 2008.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, State of Oregon, on October 14, 2008.

WILLIAMS CONTROLS, INC.

By:	/s/ DENNIS E. BUNDAY

Dennis E. Bunday
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press Release, Dated October 13, 2008